CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Mar. 31, 2014	Mar. 31, 2013	Mar. 31, 2012
Cash flows from operating activities:
Net income	$ 595	$ 448	$ 184
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of property, plant and equipment	557	586	670
Write down of inventories	125	56	199
(Gain) loss on disposal of property, plant and equipment	23	(78)	(23)
Deferred income taxes	(15)	(121)	7
Share of losses of equity method investees	0	0	31
Changes in operating assets and liabilities:
Accounts receivable	801	(234)	1,073
Inventories	(868)	957	67
Prepaid expenses and other assets	70	(584)	(181)
Accounts payable	62	(1,032)	(732)
Accrued expenses and other liabilities	344	62	(733)
Income tax payable	121	5	82
Long-term deposits	(167)	0	0
Net cash provided by operating activities	1,648	65	644
Investing activities:
Purchase of property, plant and equipment	(73)	(319)	(355)
Proceeds from disposal of property, plant and equipment	41	79	50
Reduction in amount due from an equity method investee	110	0	0
Increase in long-term loan receivable	(269)	(167)	0
Contribution from a non-controlling shareholder	6	0	0
Net cash used in investing activities	(185)	(407)	(305)
Financing activities:
Proceed from exercise of employee share options	0	0	5
Cash dividends paid	(568)	(340)	(1,058)
Repayment of obligations under capital leases	0	(3)	(41)
Repayment of bank loans	(112)	(262)	(534)
Net cash used in financing activities	(680)	(605)	(1,628)
Net (decrease) increase in cash and cash equivalents	783	(947)	(1,289)
Cash and cash equivalents at the beginning of year	4,634	5,575	6,864
Effect of exchange rate changes on cash	(1)	6	0
Cash and cash equivalents at the end of year	5,416	4,634	5,575
Supplemental cash flow information:
Interest	1	9	24
Income taxes	$ 66	$ 77	$ 97